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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                   FORM 8-K/A
                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 6, 1996

                            ------------------------

                                  PRONET INC.
             (Exact name of registrant as specified in its charter)

        DELAWARE                    0-16029                     75-1832168
    (State or other         (Commission File Number)         (I.R.S. Employer
    jurisdiction of                                       Identification Number)
    incorporation)

   6340 LBJ FREEWAY
     DALLAS, TEXAS                                                 75240
 (Address of principal                                           (Zip Code)
  executive offices)

       Registrant's telephone number, including area code: (972) 687-2000

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ITEM 5.  OTHER EVENTS

(a)  UNAUDITED FINANCIAL STATEMENTS OF VARIOUS COMPLETED ACQUISITIONS

    Attached hereto are certain unaudited financial statements of the following completed acquisitions of ProNet Inc. (the "Company") (filed as an exhibit to the Company's Current Report on Form 8-K, dated May 6, 1996, and incorporated herein by reference):

    Unaudited Financial Statements as of and for the year ended December 31, 1995:

Sun Paging Corporation
Signet Paging of Raleigh, Inc.
Cobbwells, Inc. dba Page One
A.G.R. Electronics, Inc. and Affiliates

    Unaudited Financial Statements as of and for the six months ended June 30, 1996:

Americom Paging Corporation


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                                   SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          PRONET INC.
                                          (Registrant)

                                          By:      /s/ JAN E. GAULDING
                                             -----------------------------------
                                                       Jan E. Gaulding
                                               Senior Vice President and Chief
                                                      Financial Officer
                                             (principal financial and accounting
                                                           officer)

Date: November 15, 1996


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